                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                                  $150,000,000
                   7 3/8% SENIOR SUBORDINATED NOTES DUE 2014
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                      FOR
       ANY AND ALL OUTSTANDING 7 3/8% SENIOR SUBORDINATED NOTES DUE 2014
                  (CUSIP NUMBERS 12541C AE 4 AND C2387X AC 7)
        WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                           CHC HELICOPTER CORPORATION

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON NOVEMBER 18, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

          THE EXCHANGE AGENT (THE "EXCHANGE AGENT") FOR THE OFFER IS:

                              THE BANK OF NEW YORK

 By Overnight Courier, Regular Mail or Hand:                     By Facsimile:
            The Bank of New York                                (212) 298-1915
         Corporate Trust Operations                        To Confirm by Telephone:
             Reorganization Unit                                (212) 815-6331
         101 Barclay Street, 7 East,
             New York, NY 10286
          Attn.: Ms. Diane Amoroso

               (if by mail, registered or certified recommended)

        DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY UNLESS AN AGENT'S MESSAGE IS DELIVERED IN ACCORDANCE WITH INSTRUCTION 1 TO THIS LETTER OF TRANSMITTAL.

        FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-6331.

        The undersigned hereby acknowledges receipt of the prospectus dated October 13, 2005 (the "Prospectus") of CHC Helicopter Corporation, a corporation organized under the federal laws of Canada ("CHC"), and this Letter of Transmittal. Together the Prospectus and the Letter of Transmittal constitute CHC's offer (the "Exchange Offer") to exchange its 7 3/8% Senior Subordinated Notes due 2014 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") for any and all of its outstanding 7 3/8% Senior Subordinated Notes due 2014 (the "Old Notes") that have not been registered under the Securities Act. There is currently an aggregate principal amount of $150,000,000 of Old Notes outstanding. Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Prospectus.

        For each Old Note accepted for exchange, the Holder of that Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Old Notes accepted for exchange will not receive accrued interest at the time of exchange. However, each New Note will bear interest if no interest has been paid on the Old Note, from the date on which interest on the Old Notes has been most recently paid or, if no interest has yet been paid, from March 22, 2005.

        Holders of Old Notes should complete this Letter of Transmittal if either (1) certificates are to be forwarded with the letter or (2) a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange
Offer -- Book-Entry Transfer" section of the Prospectus. Tenders by book-entry may also be made by delivering an "agent's message" in lieu of this Letter of Transmittal as described in the Prospectus under "The Exchange
Offer -- Procedures for Tendering Old Notes" and "-- Book-Entry Transfer". Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The undersigned hereby tenders the Old Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and further represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, CHC, all right, title, and interest in, to, and under the Old Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest), to: (1) deliver the tendered Old Notes to CHC or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, CHC on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, CHC upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by CHC of the tendered Old Notes pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and CHC upon the terms and subject to the conditions of the Exchange Offer. Such tenders will be subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes." All authority that the undersigned confers or agreed to confer in this Letter of Transmittal will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being tendered, and (2), when the Old Notes are accepted for exchange as contemplated in this Letter of Transmittal, CHC will acquire good and unencumbered title to such Old Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by CHC or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

                  (i) the New Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes;

                  (ii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, has an arrangement or understanding with any other person to participate in a distribution (within the meaning of the Securities Act) of the New Notes;

                  (iii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is an "affiliate," as that term is defined in Rule 405 under the Securities Act, of CHC or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and

                  (iv) if the undersigned is not a broker-dealer, neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is engaged in or intends to engage in, a distribution (within the meaning of the Securities Act) of the New Notes.

        If any of these representations and warranties are not true, then the undersigned is not eligible to participate in the Exchange Offer, cannot rely on the interpretations of the staff of the Securities and Exchange Commission in connection with the Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the New Notes.

        If the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes such person hereby represents and warrants that the Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes pursuant to the Exchange Offer. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

     [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

     Name:
     ---------------------------------------------------------------------------

     Address:
     ---------------------------------------------------------------------------

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1

---------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OLD NOTES TENDERED
                             (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered        Certificate         Aggregate           Aggregate
                  Holder(s),                     Number(s) of        Principal Amount    Principal
       exactly as name(s) appear(s) on           Old Notes*          Represented by      Amount
             Note Certificate(s)                                     Certificates(s)     Tendered**
          (Please fill in, if blank)
---------------------------------------------------------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------
                                                      Total
---------------------------------------------------------------------------------------------------------
 * Need not be completed if Old Notes are being tendered by book-entry transfer.



 ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent with this letter will be deemed tendered. See Instruction 3.
---------------------------------------------------------------------------------------------------------

                                     BOX 2

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the undersigned or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5.

Issue New Note(s) and/or Old Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
    (Taxpayer Identification or Social Security Number)

  (See Substitute Form W-9 herein)
[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                              (DTC Account Number)

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box 1.

Mail New Note(s) and any untendered Old Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 1)

     To be completed ONLY if Old Notes are being tendered by means of a notice of guaranteed delivery.

Issue New Note(s) and/or Old Notes to:

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Window Ticket No. (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Institution which Guaranteed Delivery:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If Delivered by Book-Entry Transfer:

 Name of Tendering Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DTC Book-Entry Account Number(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Transaction Code Number(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

     To be completed ONLY if delivery of Old Notes is to be made by book-entry transfer.

Name of Tendering Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DTC Book-Entry Account Number(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Transaction Code Number(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 4)


X ----------------------------------------          Date:----------------------------------------

X ----------------------------------------          Date:----------------------------------------

(SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

        Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s): ----------------------------------------------------------------------

Capacity: ---------------------------------------------------------------------

Street Address: ---------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

--------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

Signature Guarantee: ----------------------------------------------------------
                         (If Required by Instruction 4)

Authorized Signature: ----------------------------------------------------------

Name: -------------------------------------------------------------------------
                             (Please Type or Print)

Title: ------------------------------------------------------------------------

Name of Firm:-----------------------------------------------------------------
         (Must be an Eligible Institution as defined in Instruction 1)

Address: ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: ------------------------------------------------

Dated: ------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used if (a) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. FOR HOLDERS WHOSE OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER, DELIVERY OF AN AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER IN LIEU OF EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT(S) IDENTIFIED IN THE AGENT'S MESSAGE.

        To tender Old Notes validly pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or an agent's message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of Old Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Old Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution") and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program ("STAMP") or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), (b) the Exchange Agent must have received from the Eligible Institution before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery), and (c) the certificates for all physically delivered Old Notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or agent's message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR OLD NOTES AND OTHER REQUIRED DOCUMENTS WILL BE AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. WE FURTHER RECOMMEND THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO CHC.

     2. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an agent's message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes evidencing the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If any of the tendered Old Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to CHC of such person's authority to so act.

        When this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, no endorsements of the Old Notes or separate instruments of transfer are required unless New Notes, or Old Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        If this Letter of Transmittal is signed other than by the registered holders of the Old Notes tendered hereby, those Old Notes must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Old Notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Old Notes, and signatures on those Old Notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Old Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) that has not completed Box 2 entitled "Special Issuance Instructions" or Box 3 entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) the Old Notes are tendered for the account of an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if New Notes are to be issued to someone or delivered to someone other than the registered holder of the Old Notes, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        This Letter of Transmittal and Old Notes should be sent only to the Exchange Agent, and not to CHC or DTC.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. TRANSFER TAXES. CHC will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if Old Notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

     7. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by CHC. This determination will be final and binding. CHC reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of CHC's counsel, be unlawful. CHC also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by CHC will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as CHC determines. Neither CHC, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, the unaccepted or non-exchanged Old Notes or substitute Old Notes evidencing the unaccepted or non-exchanged portion of the Old Notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     8. WAIVER OF CONDITIONS. CHC reserves the absolute right to waive any of the conditions of the Exchange Offer in the case of any tendered Old Notes.

     9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     12. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, CHC will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes for the Old Notes as soon as practicable thereafter. For purposes of the Exchange Offer, CHC will be deemed to have accepted tendered Old Notes when, as and if CHC has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Old Notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at such other address as the tendering holder may be indicate in this Letter of Transmittal under "Special Delivery Instructions." (Box 3)

     13. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders of Old Notes."

                           IMPORTANT TAX INFORMATION

The holder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the holder of the Old Notes. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional guidance on which name and number to report.

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES


NAME (as shown on your income tax return)

------------------------------------------------------------------------------------------------------------
BUSINESS NAME (if different from above)

------------------------------------------------------------------------------------------------------------
ADDRESS

------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          PART I -- Enter your TIN in the box at right.    Social Security Number
FORM W-9                            (For most individuals, this is your Social
DEPARTMENT OF THE TREASURY          Security Number. If you do not have a number,     ---------------------
INTERNAL REVENUE SERVICE            see OBTAINING A NUMBER in the enclosed
                                    Guidelines).                                               OR
                                    Certify by signing and dating below.
                                    NOTE: If the account is in more than one name,   Employer Identification
                                    see chart in the enclosed Guidelines to                  Number
                                    determine which number to give the payor.
                                                                                      ---------------------
                                                                                     (If awaiting TIN write
                                                                                         "Applied For")
                                    ------------------------------------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER        PART II -- For Payees exempt from backup withholding, see the enclosed
IDENTIFICATION NUMBER ("TIN")       Guidelines and complete as instructed therein.
AND CERTIFICATION
------------------------------------------------------------------------------------------------------------
PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines.)
------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE                                                                                     DATE


              YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9


                          CERTIFICATE OF AWAITING TIN

             I certify under penalties of perjury that (1) a TIN has not been issued to me, (2) either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and (3) I understand that if I have not provided a TIN to payor within 60 days, all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified TIN.

  Signature: ------------------------------                   Date: --------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OLD NOTES
           AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)


 CERTIFICATE SURRENDERED                 OLD NOTES TENDERED              OLD NOTES ACCEPTED

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

 DELIVERY PREPARED BY --------           CHECKED BY --------             DATE --------


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYOR.
 -- Social Security Numbers ("SSN") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers ("EIN") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

------------------------------------------------------------
                                         GIVE THE
                                         SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The
     trust account (grantor is also      grantor-trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
     not a legal or valid trust under
        State law
 5.  Sole proprietorship or              The owner(3)
     single-owner LLC account
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
                                         IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
------------------------------------------------------------
 6.  Sole proprietorship or              The owner(3)
     single-owner LLC account
 7.  A valid trust, estate, or pension   The legal entity(4)
     trust
 8.  Corporation or LLC electing         The corporation
     corporate status on Form 8832
 9.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
10.  Partnership or multi-member LLC     The partnership
11.  A broker or registered nominee      The broker or
                                         nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, and you may also enter your business name or "doing business as" name on the "Business Name" line. Use either the individual's SSN or the business's EIN (if it has one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number ("TIN") of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a TIN, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on broker transactions include the following:

1. An organization exempt from tax under Section 501(a), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
2.   The United States or any agency or instrumentality thereof.
3. A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
4. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
5.   An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

6.   A corporation.
7.   A foreign central bank of issue.
8. A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.
9. A futures commission merchant registered with the Commodity Futures Trading Commission.
10.  A real estate investment trust.
11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
12.  A common trust fund operated by a bank under Section 584(a).
13.  A financial institution.
14.  A middleman known in the investment community as a nominee or custodian.
15.  A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

----------------------------------------------------------
IF THE PAYMENT IS FOR . . .   THEN THE PAYMENT IS EXEMPT
                              FOR. . .
----------------------------------------------------------
Interest and dividend         All exempt recipients except
payments                      for 9
----------------------------------------------------------
Broker transactions           Exempt recipients 1 through
                              13. Also, a person
                              registered under the
                              Investment Advisers Act of
                              1940 who regularly acts as a
                              broker
----------------------------------------------------------
Barter exchange transactions  Exempt recipients 1 through
and patronage dividends       5
----------------------------------------------------------
Payments over $600 required   Generally, exempt recipients
to be reported and direct     1 through 7
sales over $5,000
----------------------------------------------------------

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THE FORM, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give TINs to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not payees are required to file tax returns. Payors must generally withhold with respect to taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TIN. -- If you fail to furnish your TIN to a payor, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.